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                       Securities and Exchange Commission
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                         Securities Exchange Act of 1934


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                 Date of Earliest Event Reported: March 3, 1998


                               OCEAN ENERGY, INC.
             (Exact name of Registrant as specified in its charter)




         Delaware                      0-25058                    72-1277752
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
    of incorporation)                                        Identification No.)



                        8440 Jefferson Highway, Suite 420
                              Baton Rouge, LA 70809
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (504) 927-1450


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ITEM 5.  OTHER EVENTS

         On March 3, 1998, Ocean Energy, Inc. issued a press release announcing an exclusive Gulf of Mexico exploration alliance with Shell Offshore Inc. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Press Release, dated March 3, 1998.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       OCEAN ENERGY, INC.




                                       By:  /s/ ROBERT K. REEVES
                                                Robert K. Reeves
                                                Executive Vice President,
                                                General Counsel and Secretary


Date:  March 3, 1998




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